Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AND RULE 13a-14(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
In connection with the accompanying Form 10-Q (the “Report”) of Express Scripts Holding Company (the “Company”) for the period ended September 30, 2016, I, Eric Slusser, Executive Vice President and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, and Exchange Act Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/s/ Eric Slusser
Eric Slusser Executive Vice President and Chief Financial Officer Express Scripts Holding Company
Date: October 25, 2016